EXHIBIT 23.1

                     [HARPER AND PEARSON COMPANY LETTERHEAD]

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      We consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-37246, 333-44052, and 333-47592) of
iExalt, Inc. of our report dated November 20, 2000, on the financial statements of iExalt, Inc. included in this Report on Form 10-KSB.

                                /s/ HARPER & PEARSON COMPANY
                                 ------------------------------------------
                                    HARPER & PEARSON COMPANY

Houston, Texas
November 29, 2000

                                     Exh-31